UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary proxy statement

☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Titan Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

On November 5, 2021, Titan Pharmaceuticals, Inc. (“our company,” “Titan” “we,” “us” and “our”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for its December 13, 2021 annual meeting of stockholders with the Securities and Exchange Commission (the “SEC”). This supplement to the Proxy Statement and Proxy Card (the “Proxy Statement Supplement”) is being filed to include additional information in a section entitled “Proposal 3. Advisory Vote on Executive Compensation” (“Proposal 3”) and to add a new Proposal 4 that is soliciting a non-binding advisory vote from our stockholders on the frequency at which our stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”), both of which were inadvertently omitted from the Proxy Statement when originally filed with the SEC. This filing corrects this omission. Other than the addition of the Section entitled “Proposal 3. Advisory Vote on Executive Compensation” and the inclusion of Proposal 4 to the Proxy Statement and the Proxy Card, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of our stockholders for all proposals to be voted on at the annual meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This Proxy Statement Supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement Supplement supplements and amends the Proxy Statement for our December 13, 2021 annual meeting to (i) include the missing text regarding Proposal 3, (ii) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of our stockholders on the frequency at which the our stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers and (iii) update the Proxy Card, attached as Appendix A, to add the new Proposal 4 (the “Amended Card”). This Proxy Statement Supplement, along with the accompanying Amended Card, contains additional information about the annual meeting.

This Proxy Statement Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the annual meeting. This Proxy Statement Supplement is being furnished to our stockholders of record as of the close of business on November 1, 2021, the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. This Proxy Statement Supplement does not provide all of the information that is important to your decisions at the annual meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders.

Stockholders of record may vote on all four proposals by submitting the Amended Card or by using the voting options set forth in the Proxy Statement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Proxy Statement Supplement relates to Proposal 3 and Proposal 4 that will be presented to stockholders at the annual meeting. Information regarding Proposals 1 and 2 and certain information regarding Proposal 3 that will be presented to stockholders at the annual meeting can be found in the Proxy Statement that has been mailed to stockholders. We urge you to read this Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

Votes Required for Approval; Effect of Abstentions and Broker Non-Votes.

Assuming the presence of a quorum at the annual meeting, the approval of the advisory resolution regarding the frequency of the say on pay vote requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In conjunction with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement.

As described in detail under the heading “Executive Compensation,” our executive compensation programs are designed to attract and retain highly qualified leadership personnel, providing them attractive long-term career opportunities. Our compensation philosophy is to provide executives with a competitive total compensation package which motivates superior job performance, the achievement of our business objectives, and the enhancement of stockholder value. Please read the information beginning on page 10 of the Proxy Statement for a description of our executive compensation programs, including information about the fiscal year 2020 compensation of our named executive officers.

It is the philosophy of the Board to align the interests of our executive officers and stockholders by integrating the executives’ compensation opportunities with our long-term corporate strategic and financial objectives. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other early stage biotechnology companies, particularly those of similar size and those in our geographic area. Our compensation committee sets overall compensation at a level it believes to be fair, based upon an analysis of the individual executive’s experience and past and potential contributions to us.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in the Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to Titan’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

Although this say-on-pay advisory vote is non-binding, the Board and the compensation committee value the opinions of our stockholders and will review the results of this vote and consider such results when making future decisions related to executive compensation.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4.

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal 3 in the Proxy Statement, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers.

Section 14A of the Exchange Act requires us, at least once every six years, to allow our stockholders the opportunity to cast an advisory vote on how often we should seek future advisory votes on the compensation of our named executive officers in our proxy materials for future stockholder meetings. Under this proposal, stockholders may vote to have the “say-on-pay” vote every year, every two years or every three years, or may abstain from voting.

The Board has determined that continuing to hold an advisory vote every two years on executive compensation is the most appropriate alternative for our company. This is in line with our compensation policies and practices, which are designed to incentivize our named executive officers to build long-term stockholder value. The Board believes that stockholder perspectives should be a factor that is taken into consideration by the Board and the compensation committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation every two years, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices in a manner that takes into account long-term equity incentives. Accordingly, the Board recommends that the advisory vote on executive compensation be held every two years. This advisory vote gives you as a stockholder the opportunity to vote on the frequency of advisory votes on executive compensation for our named executive officers through the following resolution:

“RESOLVED, that the stockholders wish Titan to include an advisory vote on the compensation of Titan’s named executive officers pursuant to Rule 14a-21(b) of the Exchange Act every (i) 1 year; (ii) 2 years; or (iii) 3 years.

While we believe that a vote of every two years is the best choice for us, you are not voting to approve or disapprove our recommendation of every two years, but rather to make your own choice among a vote of once every year, every two years or every three years. You may also abstain from voting on this proposal.

THE BOARD RECOMMENDS A VOTE, ON AN ADVISORY BASIS, FOR “2 YEARS” FOR THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Appendix A

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

TITAN PHARMACEUTICALS, INC. TO BE HELD ON DECEMBER 13, 2021

Marc Rubin, M.D., with full power of substitution, hereby is authorized to vote as specified below or, with respect to any matter not set forth below, as he shall determine, all of the shares of common stock of Titan Pharmaceuticals, Inc. that the undersigned would be entitled to vote, if personally present, at the annual meeting of stockholders for the year ended December 31, 2020 and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and 4 (2 years).

The board of directors recommends a vote FOR Proposals 1, 2, 3 and 4 (2 years).

1. ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)

☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Marc Rubin, M.D., Joseph A. Akers, Kate Beebe DeVarney, Ph.D., M. David MacFarlane, Ph.D., and James R. McNab, Jr.

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2. RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

3. APPROVAL OF OUR EXECUTIVE COMPENSATION (SAY-ON-PAY)

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

4. TO HOLD A NON-BINDING VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION

☐ 1 YEAR           ☐ 2 YEARS           ☐ 3 YEARS          ☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date:                      , 2021

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.